Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Midwest Holding Inc. and subsidiaries (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2012	/s/ TRAVIS MEYER
Travis Meyer
President
Principal Executive Officer

Date: April 2, 2012	/s/ MARK A. OLIVER
Mark A. Oliver
Secretary & Treasurer
Principal Financial Officer & Principal
Accounting Officer